NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 30, 2025

TO PROSPECTUSES

Nuveen Municipal Trust	Nuveen Investment Trust II

Prospectuses dated July 31, 2024	Prospectus dated October 31, 2024

Prospectuses dated November 29, 2024

Nuveen Multistate Trust I	Prospectus dated December 30, 2024

Prospectus dated September 30, 2024

Nuveen Investment Trust III

Nuveen Multistate Trust II	Prospectus dated December 30, 2024

Prospectus dated June 28, 2024

Nuveen Investment Trust V

Nuveen Multistate Trust III	Prospectus dated December 30, 2024

Prospectus dated September 30, 2024

Nuveen Investment Funds, Inc.

Nuveen Multistate Trust IV	Prospectus dated July 31, 2024

Prospectus dated September 30, 2024	Prospectus dated September 30, 2024

Prospectus dated December 30, 2024

Nuveen Investment Trust	Prospectuses dated February 28, 2025

Prospectus dated October 31, 2024

The following information is hereby added to each Appendix to the Prospectus:

CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”) AND ITS BROKER DEALER AFFILIATES

Effective May 1, 2025, shareholders purchasing or holding Nuveen-sponsored mutual fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Nuveen-sponsored mutual funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A shares of Money Market Funds not assessed a sales charge. Nuveen-sponsored mutual fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

●

Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Nuveen-sponsored mutual fund.
●

Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase (known as “rights of reinstatement”). For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.
●

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

●	Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and Class C Shares

●	Shares sold due to death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
●	Shares bought due to returns of excess contributions from an IRA Account.
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
●	Shares acquired through a right of reinstatement.
●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-STATPRO-0425P